Exhibit 99

For Release: May 1, 2009

Contact: Roger R Hopkins, Chief Accounting Officer

Phone: (615) 890-9100

NHI reports first quarter income

MURFREESBORO, Tenn. - National Health Investors, Inc. (NYSE:NHI) announced today its net income and funds from operations (“FFO”) for the three months ended March 31, 2009.

First Quarter Highlights:

•

Net income increased from $13,399,000 to $15,049,000 or 12.3%

•

Funds from operations (FFO) increased from $15,325,000 to $16,978,000 or 10.8%

•

Recovery of a previous write-down, settlement of former tenant lease and other gains totaled $1,879,000

Net income for the three months ended March 31, 2009 was of $15,049,000 or $0.55 per basic and diluted common share compared to net income of $13,399,000 or $0.48 per basic and diluted common share for the same period in 2008.  Net income was favorably impacted in 2009 by $1,879,000 or $0.07 per basic and diluted common share related to the settlement of a former tenant lease and prepayment of a mortgage loan receivable that resulted in the recovery of a previous write-down and other gains.

Funds from operations ("FFO") for the three months ended March 31, 2009 was $16,978,000 or $0.62 per basic and diluted common share compared to $15,325,000 or $0.55 per basic and diluted common share for the same period in 2008.  FFO was favorably impacted in 2009 by $1,879,000 or $0.07 per basic and diluted common share related to the items described above.

National Health Investors, Inc. is a health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements may involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI’s First Quarter 2009 Results

Condensed Statements of Income
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2009	2008
Revenues:
Rental income	$ 14,029	$ 12,962
Mortgage interest income	1,913	2,397
	$ 15,942	$ 15,359
Expenses:
Interest expense	$ 37	$ 105
Depreciation	1,951	2,007
Amortization of loan costs	4	4
Legal expense	450	134
Franchise, excise and other taxes	275	223
General and administrative	1,589	1,446
Loan and realty losses (recoveries)	(640)	-
	$ 3,666	$ 3,919

Income Before Non-Operating Income	$ 12,276	$ 11,440
Non-operating income (investment interest and other)	2,814	1,978
Income From Continuing Operations	$ 15,090	$ 13,418

Discontinued Operations
Income from operations - discontinued	(41)	(19)

Net income	$ 15,049	$ 13,399

Weighted average common shares outstanding:
Basic	27,574,544	27,730,686
Diluted	27,582,228	27,786,425

Earnings per share:
Basic:
Income from continuing operations	$ 0.55	$ 0.48
Discontinued operations	-	-
Net income available to common stockholders	$ 0.55	$ 0.48

Diluted:
Income from continuing operations	$ 0.55	$ 0.48
Discontinued operations	-	-
Net income available to common stockholders	$ 0.55	$ 0.48

Funds from operations
Basic	$ 16,978	$ 15,325
Diluted	$ 16,978	$ 15,325

Funds from operations per common share
Basic	$ 0.62	$ 0.55
Diluted	$ 0.62	$ 0.55

Quarterly dividend declared per common share	$ 0.55	$ 0.55

In accordance with Statement of Financial Accounting Standard No. 144, the results of operations for facilities sold, including the gain or loss on such sales, have been reported in the current and prior periods as discontinued operations.  The reclassifications to retroactively reflect the disposition of these facilities had no impact on previously reported net income.

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Page 3 NHI’s First Quarter 2009 Results

Selected Balance Sheet Data
(in thousands)
	March 31,	December 31,
	2009	2008
Real estate properties, net	$ 179,381	$ 181,332
Mortgages receivable, net	102,694	108,640
Preferred stock investment	38,132	38,132
Cash and marketable securities	104,935	100,242
Bonds payable	2,762	3,987
Stockholders' equity	427,460	429,615

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations available to common stockholders:
(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2009	2008
Net income	15,049	13,399
Elimination of non-cash items in net income:
Real estate depreciation	1,929	1,908
Real estate depreciation in discontinued operations	-	18
Basic funds from operations	16,978	15,325

Diluted funds from operations	$ 16,978	$ 15,325

Basic funds from operations per share	$ 0.62	$ 0.55
Diluted funds from operations per share	$ 0.62	$ 0.55

Shares for basic funds from operations per share	27,574,544	27,730,686
Shares for diluted funds from operations per share	27,582,228	27,786,425

(1) Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  The term FFO was designed by the real estate investment trust industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) Our computations above are intended to comply with the SEC’s interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO.  The SEC’s position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI’s First Quarter 2009 Results

National Health Investors, Inc. Portfolio Summary (excluding corporate office) March 31, 2009

Portfolio Statistics		Investment
	Properties	Percentage	Investment
Real Estate Properties	72	63.6%	$ 179,352,000
Mortgages and Notes Receivables	49	36.4%	102,694,000
Total Real Estate Portfolio	121	100.0%	$ 282,046,000

Real Estate Properties	Properties	Beds	Investments
Long Term Care Centers	49	6,788	$ 100,962,000
Assisted Living Facilities	14	1,141	55,693,000
Medical Office Buildings	4	124,427 sq.ft.	9,038,000
Independent Living Facilities	4	456	7,442,000
Hospitals	1	55	6,217,000
Total Real Estate Properties	72		$ 179,352,000

Mortgage Notes Receivables	Properties	Beds	Investments
Long Term Care Centers	32	3,581	$ 98,999,000
Developmentally Disabled	17	108	3,695,000
Total Mortgage Notes Receivable	49	3,689	102,694,000
Total Real Estate Portfolio	121		$ 282,046,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Long Term Care Centers	81	71.0%	$ 199,961,000
Assisted Living Facilities	14	19.7%	55,693,000
Medical Office Buildings	4	3.2%	9,038,000
Independent Living Facilities	4	2.6%	7,442,000
Hospitals	1	2.2%	6,217,000
Developmentally Disabled	17	1.3%	3,695,000
Total Real Estate Portfolio	121	100.0%	$ 282,046,000

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Page 5 NHI’s First Quarter 2009 Results

Portfolio by Operator Type
		Percentage of	Total
	Properties	Total Dollars	Dollars
Regional	48	58.1%	$ 163,856,000
Public	65	32.5%	91,644,000
Small Operator	8	9.4%	26,546,000
	121	100.0%	$ 282,046,000

Public Operators		Percentage
	Dollar	Of Total
	Amount	Portfolio
National HealthCare Corp.	$ 56,223,000	20.0%
Sunrise Senior Living Services	12,202,000	4.3%
Community Health Systems, Inc.	11,650,000	4.1%
Sun Healthcare	7,874,000	2.8%
Res-Care, Inc.	3,695,000	1.3%
Total Public Operators	$ 91,644,000	32.5%

National Health Investors, Inc. Summary of Facilities by State March 31. 2009

									Percent
		Acute		Dev.	Asst.	Retire-		Investment	Total
	LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
Florida	11	-	1	14	4	-	30	$ 70,919,000	25.1%
Texas	8	-	2	-	-	-	10	47,025,000	16.7%
Tennessee	20	-	-	3	3	2	28	25,662,000	9.1%
Missouri	8	-	-	-	-	1	9	20,203,000	7.2%
Arizona	1	-	-	-	4	-	5	16,771,000	5.9%
Virginia	7	-	-	-	-	-	7	16,059,000	5.7%
Massachusetts	4	-	-	-	-	-	4	14,268,000	5.1%
Kansas	5	-	-	-	-	-	5	13,338,000	4.7%
New Jersey	-	-	-	-	1	-	1	12,202,000	4.3%
South Carolina	4	-	-	-	1	-	5	10,449,000	3.7%
New Hampshire	3	-	-	-	-	-	3	8,663,000	3.1%
Georgia	5	-	-	-	-	-	5	7,418,000	2.6%
Kentucky	2	1	-	-	-	-	3	7,053,000	2.5%
Idaho	1	-	-	-	-	1	2	4,785,000	1.7%
Pennsylvania	-	-	-	-	1	-	1	4,044,000	1.4%
Alabama	2	-	-	-	-	-	2	1,835,000	0.7%
Illinois	-	-	1	-	-	-	1	1,352,000	0.5%
	81	1	4	17	14	4	121	$ 282,046,000	100.0%